CUTLER EQUITY FUND

(Ticker: DIVHX)

A Series of The Cutler Trust (the “Trust”)

Supplement dated January 26, 2024

to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated October 30, 2023

At a Special Meeting of the Board of Trustees (the “Board”) of the Trust held on August 10, 2023, the Board considered and approved a new Investment Advisory Agreement between the Trust and Cutler Investment Counsel, LLC (the “Adviser”), on behalf of the Cutler Equity Fund (the “Fund”) subject to approval of the shareholders of the Fund at a Special Meeting of Shareholders (the “Special Meeting”). On December 21, 2023 at 10:00 a.m. (Eastern) the Special Meeting was held whereby the proposals to approve the new Investment Advisory Agreement and ratify the Board’s prior renewals of the current Investment Advisory Agreement dated April 9, 2007 between the Trust and the Adviser were approved by shareholders.  In addition, shareholders of the Fund also approved the following proposals at the Special Meeting: (i) to ratify payment of certain amounts accrued and paid to the Adviser that are the costs of providing advisory services; (ii) to approve a revision to the fundamental policy on lending that would allow the Fund to engage in securities lending; (iii) to approve a change to the Instrument of Trust and restate as an Agreement and Declaration of Trust that would eliminate shareholder voting rights with respect to dissolution of the Trust; (iv) to approve all other changes to amend and restate the Trust’s Agreement and Declaration of Trust; (v) to approve the Amended and Restated Bylaws of the Trust; and (vi) to elect four individuals to serve on the Board of Trustees of the Trust.

In connection with the execution of the new Investment Advisory Agreement between the Trust and the Adviser, a new Expense Limitation Agreement was executed by the Adviser on behalf of the Fund, whereby the Adviser has contractually agreed, until October 31, 2025, to continue reducing its management fees and to pay the Fund’s ordinary operating expenses to the extent necessary to limit Annual Fund Operating Expenses to an amount not exceeding 0.99% of the Fund’s average daily net assets.

Accordingly, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated October 30, 2023, are hereby amended as follows:

Summary Prospectus and Prospectus

Footnote (2) to the Annual Fund Operating Expenses table in the Fund’s Risk/Return Summary on page 1 of the Summary Prospectus and Prospectus is replaced with the following:

(2) The Fund’s investment adviser, Cutler Investment Counsel, LLC (the “Adviser”), has contractually agreed, until October 31, 2025, to reduce its management fees and to pay the Fund’s ordinary operating expenses to the extent necessary to limit Annual Fund Operating Expenses to an amount not exceeding 0.99% of the Fund’s average daily net assets. Any management fees reduced and ordinary operating expenses paid by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were reduced or paid, provided that the repayments do not cause Annual Fund Operating Expenses to exceed the foregoing expense limitation. Annual Fund Operating Expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses. Prior to October 31, 2025, the expense limitation agreement may be modified or terminated only with approval by the Board of Trustees.

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In accordance with the approval of shareholders to revise the Fund’s fundamental policy on lending that would allow the Fund to engage in securities lending, the following paragraph is added to the Fund’s Principal Investment Strategies on pages 2 and 3 of the Summary Prospectus and Prospectus:

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

The following principal risk is added to the Fund’s Principal Risks on pages 4 and 5 of the Fund’s Summary Prospectus and Prospectus:

Securities Lending Risk

The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically will invest the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of the investments made with collateral may decline.

The third and fourth paragraphs in the subsection titled “The Adviser” in the Fund’s Management section on page 14 of the Prospectus is replaced with the following:

Effective December 21, 2023, the Fund’s Adviser has contractually agreed, until October 31, 2025, to reduce its management fees and to pay the Fund’s ordinary operating expenses to the extent necessary to limit Annual Fund Operating Expenses to an amount not exceeding 0.99% of the Fund’s average daily net assets. A similar agreement has been in effect since October 28, 2021. Any management fees reduced and ordinary operating expenses paid by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were reduced or paid, provided that the repayments do not cause Annual Fund Operating Expenses to exceed the foregoing expense limitation. Annual Fund Operating Expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses. Prior to October 31, 2025, the expense limitation agreement may be modified or terminated only with approval by the Board.

Prior to the expense limitation as stated in the preceding paragraph becoming effective on October 28, 2021, the Adviser had entered into an Expense Limitation Agreement under which it had contractually agreed to reduce its advisory fees and to pay the ordinary operating expenses of the Fund to the extent necessary to limit annual ordinary operating expenses to 1.15% of the Fund’s average daily net assets. Ordinary operating expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses.

The last paragraph in the subsection titled “The Adviser” in the Fund’s Management section on page 15 of the Prospectus is replaced with the following:

The Board approved a new Investment Advisory Agreement between the Trust and the Adviser at a Special Meeting of the Board held on August 10, 2023, subject to approval by the Fund’s shareholders. On December 21, 2023, at a Special Meeting of Shareholders,

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shareholders of the Fund approved the new Investment Advisory Agreement between the Trust and the Adviser. A discussion regarding the factors considered by the Board in its approval of the Fund’s new Investment Advisory Agreement with the Adviser, including its conclusions with respect thereto, will be available in the Fund’s semi-annual report for the fiscal period ended December 31, 2023.

SAI

The following new subsection is added to the Fund’s Investment Policies and Risks beginning on page 4 of the SAI:

Securities Loans

Subject to certain conditions described in the Prospectus and below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the Adviser to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that a Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other Funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the SEC staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Fund’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the Fund’s securities lending agent. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Fund share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.

Investments of cash collateral may lose value and/or become illiquid, although the Fund would remain obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to

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continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Fund, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, may present increased credit and liquidity risks. See “Mortgage-Related and Asset- Backed Securities” below for more information. To the extent the Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.

Any securities lending income would be disclosed as such in the “Statement of Operations” in the Fund’s annual report for the applicable fiscal period. The Fund may pay reasonable finders’ administration and custodial fees in connection with a loan of securities and may share the interest earned on the collateral with the borrower.

The Fund may lend portfolio securities up to the maximum percentage set forth under Investment Limitations in this SAI.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice.

The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

As of the date of this SAI, the Trust has not entered into a Securities Lending Agreement ("SLA") with any financial or other institution. Typically, under the terms of an SLA, the Fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund's total assets (as permitted by the 1940 Act) to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested as noted in the lending Fund’s respective Schedule of Investments. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund may pay fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment. As of the date of the SAI, the Fund did not have any securities on loan.

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The bullet for “Repurchase Agreements; Making Loans” in the Fund’s Fundamental Limitations on page 9 of the SAI is replaced with the following:

•	Repurchase Agreements; Making Loans

Enter into repurchase agreements or otherwise make loans; except through the purchase of debt securities that may be purchased by the Equity Fund and except for the purpose of the lending of the Fund’s portfolio securities.

For purposes of the fundamental limitation regarding loans, the Fund may lend securities and acquire debt obligations as permitted under the 1940 Act.

The table of Trustee Ownership of Fund Shares on page 13 of the Fund’s SAI is replaced with the following:

Trustee	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2022
Interested Trustee
Matthew C. Patten	Over $100,000
Independent Trustees
Michael E. Burrill Jr.	Over $100,000
Robert F. Turner	None
Edward T. Alter	None

The first, second and third paragraphs in the subsection titled “Fees Paid by the Adviser” in the Fund’s Investment Adviser section on pages 14 and 15 of the SAI are replaced with the following:

The Adviser’s advisory fee is calculated as a percentage of the Fund’s average net assets. The advisory fee for the Fund, which is accrued daily and paid monthly, is equal to 0.75% per annum of the average daily net assets of the Fund.

Effective December 21, 2023, the Fund’s Adviser has contractually agreed, until October 31, 2025, to reduce its management fees and to pay the Fund’s ordinary operating expenses to the extent necessary to limit Annual Fund Operating Expenses to an amount not exceeding 0.99% of the Fund’s average daily net assets. Previously (effective October 28, 2021), the Fund’s Adviser had contractually agreed, until October 31, 2024, to reduce its management fees and to pay the Fund’s ordinary operating expenses to the extent necessary to limit Annual Fund Operating Expenses to an amount not exceeding 0.99% of the Fund’s average daily net assets. Any management fees reduced and ordinary operating expenses paid by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were reduced or paid, provided that the repayments do not cause Annual Fund Operating Expenses to exceed the foregoing expense limitation. Annual Fund Operating Expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses. Prior to October 31, 2025, the expense limitation agreement may be modified or terminated only with approval by the Board.

Prior to the expense limitation as stated in the preceding paragraph becoming effective on October 28, 2021, the Adviser had entered into an Expense Limitation Agreement under which it had contractually agreed to reduce its advisory fees and to pay the ordinary operating expenses of the Fund to the extent necessary to limit annual ordinary operating expenses to 1.15% of the Fund’s average daily net assets. Ordinary operating expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses.

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The first paragraph in the subsection titled “Other Provisions of the Advisory Agreement” in the Fund’s Investment Adviser section on page 15 of the SAI is replaced with the following:

Unless sooner terminated, the current Investment Advisory Agreement shall continue in effect for an initial term of two years and thereafter from year to year with respect to the Fund so long as it is approved after the initial term and at least annually by the Board or by vote of the Fund’s shareholders, and in either case by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. On August 10, 2023, the Board approved such new Investment Advisory Agreement, which became effective upon approval by the Fund’s shareholders on December 21, 2023, at a Special Meeting of Shareholders. The terms of the new Investment Advisory Agreement are the same as the previous Investment Advisory Agreement between the Trust and the Adviser dated April 9, 2007, but the initial term of the new Investment Advisory Agreement is for two years, then subject to annual renewal thereafter.

The Summary Prospectus, Prospectus and Statement of Additional Information, each dated October 30, 2023, and other information about the Fund are available online at https://funddocs.filepoint.com/cutler/. You can also get this information at no cost by calling 888-CUTLER4 (888-288-5374) or by sending an email request to Fulfillment@ultimusfundsolutions.com.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.

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